November 19, 1998

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Provident Bank Home Equity Loan Trust 1998-2 Home Equity Loan Asset-Backed Certificates, Series 1998-2; File No. 333-45369.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of the trust fund (the "Trust") created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1998 (the "Pooling and Servicing Agreement") between The Provident Bank, as Seller (the "Seller"), as Document Custodian (the "Document Custodian") and as Master Servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as Trustee.

          The Home Equity Loan Asset-Backed Certificates, Series 1998-2 (the "Certificates"), will consist of eleven Classes (each, a "Class") of
          Certificates: the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class A-6 Certificates and the Class A-7 Certificates (collectively, the "Class A Certificates"), the Class X-1 Certificates and the X-2 Certificates (collectively, the "Class X Certificates") and the Class R-1 Certificates and Class R-2 Certificates (collectively, the Class R Certificates"). The Class A-7 Certificates will be comprised of two components, the Class
          A-7-1 Component and the Class A-7-2 Component (each, a "Component"). Only the Class A Certificates (the "Offered Certificates") are being offered hereby. The rights of the holders of the Class X-1 Certificates and the Class X-2 Certificates to receive distributions with respect to Mortgage Loans will be pari passu with the rights of the holders of the Group 1 Certificates and the Group 2 Certificates, respectively, to receive distributions of interest. The rights of the holders of the Class R Certificates to receive distributions of interest. The rights of the holders of the Class R Certificates to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Class A Certificates and the Class X Certificates.

          The Certificates will evidence in the aggregate the entire beneficial interest in a pool (the "Mortgage Pool") of closed-end fixed and adjustable rate mortgage loans (the "Mortgage Loans") consisting of two groups ("Loan Group 1" and "Loan Group 2", respectively, and each a "Loan Group") held by Provident Bank Home Equity Loan Trust 1998-2 (the "Trust") to be formed pursuant to the Pooling and Servicing Agreement. The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, the Class A-5 Certificates and the Class A-7-1 Component (the "Group 1 Certificates") will represent undivided ownership interests in Loan Group 1 which consists of Mortgage Loans with fixed interest rates. The Class A-6 Certificates and the Class A-7-2 Component (the "Group 2 Certificates") will represent undivided ownership interests in Loan Group 2 which consists of Mortgage Loans with adjustable interest rates. The assets of the Trust will also include certain other property. The Mortgage Loans are secured by first and second deeds of trust or mortgages primarily on one-to four-family residential properties.

          The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-45369). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

          Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
          Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
          Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company
          S.E.C. Reporting Agent for Provident Bank Home Equity Loan Trust
          1998-2.


                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): July 27, 1998.


                                THE PROVIDENT BANK
          (The Provident Bank, as Seller (the "Seller"), as Document Custodian (the "Document Custodian") and as Master Servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as Trustee).


          PROVIDENT BANK HOME EQUITY LOAN TRUST 1998-2 HOME EQUITY LOAN
                    ASSET-BACKED CERTIFICATES, SERIES 1998-2.
             (Exact name of Registrant as specified in its Charter)


                                      OHIO
                     (State or Other Jurisdiction of Incorporation)

           333-45369                      31-0412725
          (Commission File Number)        (I.R.S. Employer Identification No.)


          ONE EAST FOURTH STREET
          CINCINNATI, OHIO                             45202
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (513) 579-2000


          Item 5.     Other Events

               Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          Item 7.     Financial Statement and Exhibits

          Exhibits:     (as noted in Item 5 above)

          Monthly Report to Certificateholders as to distributions made on July 27, 1998.


                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1998.


          Date:  November 19, 1998      By:  /s/ Judy L. Gomez
                                        Judy L. Gomez
                                        Assistant Vice President


                                  EXHIBIT INDEX


          DOCUMENT:

          Monthly Report to Certificateholders as to distributions made on July 27, 1998.


PROVIDENT BANK
HOME EQUITY LOAN TRUST
SERIES 1998-2

Statement to Certficateholders
DISTRIBUTIONS IN DOLLARS
                                PRIOR
             ORIGINAL       PRINCIPAL
CLASS      FACE VALUE         BALANCE      INTEREST     PRINCIPAL
1       28,439,000.00   28,439,000.00    238,451.03    154,050.82
2       12,902,000.00   12,902,000.00    108,178.74          0.00
3       13,369,000.00   13,369,000.00    112,094.37          0.00
4       10,191,000.00   10,191,000.00     85,447.96          0.00
5       12,571,000.00   12,571,000.00    105,403.42          0.00
6       36,512,000.00   36,512,000.00    297,000.60    941,959.04
7-1     23,528,000.00   23,528,000.00    197,274.02          0.00
7-2     97,488,000.00   97,488,000.00    792,999.40          0.00
R1               0.00            0.00          0.00          0.00
TOT.   235,000,000.00  235,000,000.00  1,936,849.54  1,096,009.86

                                                           CURRENT
                             REALIZED    DEFERRED        PRINCIPAL
CLASS           TOTAL          LOSSES    INTEREST          BALANCE
1          392,501.85            0.00        0.00    28,284,949.18
2          108,178.74            0.00        0.00    12,902,000.00
3          112,094.37            0.00        0.00    13,369,000.00
4           85,447.96            0.00        0.00    10,191,000.00
5          105,403.42            0.00        0.00    12,571,000.00
6        1,238,959.64            0.00        0.00    35,570,040.96
7-1        197,274.02            0.00        0.00    23,528,000.00
7-2        792,999.40            0.00        0.00    97,488,000.00
R1               0.00            0.00        0.00             0.00
TOTALS   3,032,859.40            0.00        0.00   233,903,990.14

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                            PRIOR
                        PRINCIPAL
CLASS        CUSIP        BALANCE        INTEREST       PRINCIPAL
1        PB9802101    1,000.000000       8.384649        5.416886
2        PB9802102    1,000.000000       8.384649        0.000000
3        PB9802103    1,000.000000       8.384649        0.000000
4        PB9802104    1,000.000000       8.384649        0.000000
5        PB9802105    1,000.000000       8.384649        0.000000
6        PB9802106    1,000.000000       8.134328       25.798615
7-1      PB9802107    1,000.000000       8.384649        0.000000
7-2      PB9802108    1,000.000000       8.134328        0.000000
R1       PB9802109        0.000000       0.000000        0.000000


                                    CURRENT
                                  PRINCIPAL
               TOTAL                BALANCE
1          13.801535             994.583114
2           8.384649           1,000.000000
3           8.384649           1,000.000000
4           8.384649           1,000.000000
5           8.384649           1,000.000000
6          33.932944             974.201385
7-1         8.384649           1,000.000000
7-2         8.134328           1,000.000000
R1          0.000000               0.000000


PASS-THROUGH RATES
CLASS        CURRENT                   NEXT

1         11.179532%             10.407721%
2         10.061578%             10.060797%
3         10.061578%             10.060797%
4         10.061578%             10.060797%
5         10.061578%             10.060797%
6         10.845771%              9.762902%
7-1       10.061578%             10.060797%
7-2       10.845771%               9.762902
R1         0.000000%               0.000000

SELLER:  Provident Bank
SERVICER:  Provident Bank
LEAD UNDERWRITER:  Lehman Brothers
RECORD DATE:  June 30, 1998
DISTRIBUTION DATE:  July 27, 1998

ADMINISTRATOR:  Alan Sueda
                Bankers Trust Company
               3 Park Plaza
                Irvine, CA 92614
FACTOR INFORMATION: (800)735-7777
Page 1 of 5                  COPYRIGHT 1998 Bankers Trust Company





PROVIDENT BANK
HOME EQUITY LOAN TRUST
SERIES 1998-2

Statement to Certificateholders

DISTRIBUTIONS IN DOLLARS
                             PRIOR
           ORIGINAL      PRINCIPAL
CLASS    FACE VALUE        BALANCE       INTEREST        PRINCIPAL

A1    28,439,000.00   28,439,000.00    122,376.57       154,050.82
A2    12,902,000.00   12,902,000.00     66,445.30             0.00
A3    13,369,000.00   13,369,000.00     69,964.43             0.00
A4    10,191,000.00   10,191,000.00     53,672.60             0.00
A5    12,571,000.00   12,571,000.00     68,092.92             0.00
A6    36,512,000.00   36,512,000.00    158,877.91       941,959.04
A7   121,016,000.00  121,016,000.00    532,546.04             0.00
X1             0.00            0.00    362,759.81             0.00
X2             0.00            0.00    502,113.96             0.00
R2             0.00            0.00        196.71             0.00
TOT. 235,000,000.00  235,000,000.00  1,937,046.24     1,096,009.86

                                                           CURRENT
                    REALIZED            DEFERRED         PRINCIPAL
CLASS      TOTAL      LOSSES            INTEREST           BALANCE
A1    276,427.39        0.00                0.00     28,284,949.18
A2     66,445.30        0.00                0.00     12,902,000.00
A3     69,964.43        0.00                0.00     13,369,000.00
A4     53,672.60        0.00                0.00     10,191,000.00
A5     68,092.92        0.00                0.00     12,571,000.00
A6  1,100,836.95        0.00                0.00     35,570,040.96
A7    532,546.04        0.00                0.00    121,016,000.00
X1    362,759.81        0.00                0.00              0.00
X2    502,113.96        0.00                0.00              0.00
R2        196.71        0.00                0.00              0.00

TOT. 3,033,056.10       0.00                0.00    233,903,990.14

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                           PRIOR
                       PRINCIPAL
CLASS    CUSIP           BALANCE        INTEREST        PRINCIPAL
A1   743844BG6      1,000.000000        4.303125         5.416886
A2   743844BH4      1,000.000000        5.150000         0.000000
A3   743844BJ0      1,000.000000        5.233333         0.000000
A4   743844BK7      1,000.000000        5.266667         0.000000
A5   743844BL5      1,000.000000        5.416667         0.000000
A6   743844BM3      1,000.000000        4.351389        25.798615
A7   743844BN1      1,000.000000        4.400625         0.000000
X1   PB9802201          0.000000        1.543659         0.000000
X2   PB9802202          0.000000        2.136655         0.000000
R2   PB9802203          0.000000        0.000837         0.000000

                                     CURRENT
                                   PRINCIPAL
CLASS           TOTAL                BALANCE
A1           9.720011             994.583114
A2           5.150000           1,000.000000
A3           5.233333           1,000.000000
A4           5.266667           1,000.000000
A5           5.416667           1.000.000000
A6          30.150004             974.201385
A7           4.400625           1,000.000000
X1           1.543659               0.000000
X2           2.136655               0.000000
R2           0.000837               0.000000

PASS-THROUGH RATES
CLASS        CURRENT                 NEXT
A1         5.737500%            5.706250%
A2         6.180000%            6.180000%
A3         6.280000%            6.280000%
A4         6.320000%            6.320000%
A5         6.500000%            6.500000%
A6         5.801852%            0.000000%
A7        11.735000%           11.672500%
X1         4.310017%            4.293995%
X2         4.496543%            5.629376%
R          0.000000%            0.000000%

SELLER:  Provident Bank
SERVICER:  Provident Bank
LEAD UNDERWRITER:  Lehman Brothers
RECORD DATE:  June 30, 1998
DISTRIBUTION DATE:  July 27, 1998

ADMINISTRATOR:  Alan Sueda
                Bankers Trust Company
                3 Park Plaza
                Irvine, CA 92614
FACTOR INFORMATION: (800)735-7777
Page 2 of 5                  COPYRIGHT 1998 Bankers Trust Company


PROVIDENT BANK
HOME EQUITY LOAN TRUST
SERIES 1998-1

Statement To Certificateholders

Distribution Date:  July 27, 1998
DELINQUENT AND
FORCLOSURE LOAN            30 TO 59       60 TO 89         90 PLUS
INFORMATION                    DAYS           DAYS            DAYS
GROUP I PRIN. BAL.       131,810.41      89,677.42            0.00
% OF POOL BALANCE           0.1307%        0.0889%         0.0000%
NUMBER OF LOANS                   2              1               0
% OF LOANS                  1.1285%        0.0643%         0.0000%
GROUP 2 PRINCIPAL BAL.   294,674.10           0.00           0.00%
% OF POOL BALANCE           0.2214%        0.0000%         0.0000%
NUMBER OF LOANS                   3              0               0
% OF LOANS                  0.2242%        0.0000%         0.0000%


DELINQUENT AND                  LOANS         LOANS          LOANS
FORCLOSURE LOAN                    IN            IN             IN
INFORMATION               FORECLOSURE           REO     BANKRUPTCY
GROUP I PRIN. BAL.               0.00          0.00           0.00
% OF POOL BALANCE             0.0000%       0.0000%        0.0000%
NUMBER OF LOANS                     0             0              0
% OF LOANS                    0.0000%       0.0000%        0.0000%
GROUP 2 PRINCIPAL BAL.           0.00          0.00           0.00
% OF POOL BALANCE             0.0000%       0.0000%        0.0000%
NUMBER OF LOANS                     0             0              0
% OF LOANS                    0.0000%       0.0000%        0.0000%
Note: Quantity and Principal Balance of Foreclosures, Bankruptcies, & REOs are Included in the Delinquency Figures.

                                             GROUP 1       GROUP 2
BOOK VALUE OF LOANS IN REO:                     0.00          0.00

NUMBER OF LOANS IN BANKRUPTCY
PROCEEDINGS LESS THAN 30 DAYS DELINQUENT           0             0
PRINCIPAL BALANCE OF LOANS IN BANKRUPTCY
PROCEEDINGS LESS THAN 30 DAYS DELINQUENT        0.00          0.00

WEIGHTED AVERAGE MORTGAGE INTEREST RATE:   10.571578%   10.271194%

WEIGHTED AVERAGE REMAINING TERM TO MATURITY    260             359


PRIOR NUMBER OF
MORTGAGE LOANS INCLUDED IN THE POOL          1,556           1,348
CURRENT NUMBER OF
MORTGAGE LOANS INCLUDED IN THE POOL          1,556           1,338

PRIOR AGGREGATE PRINCIPAL
BALANCE OF THE MORTGAGE LOANS       101,003,531.17  134,020,543.55

CURRENT AGGREGATE PRINCIPAL
BALANCE OF THE MORTGAGE LOANS       100,849,480.35  133,078,584.51
POOL FACTOR OF LOAN GROUPS              99.847480%      99.297153%

NUMBER OF LOANS
SUBJECT TO PRINCIPAL PREPAYMENTS                 0              10

     SCHEDULE PRICIPAL RECEIVED        154,051.46        62,166.55
     PREPAYMENTS IN FULL                     0.00       879,792.75
     CURTAILMENTS                          (0.64)           (0.26)
     NET LIQUIDATIONS                        0.00             0.00
     INSURANCE PRINCIPAL PROCEEDS            0.00             0.00
     REPURCHASED PRINCIPAL AMOUNTS           0.00             0.00

TOTAL PRINCIPAL RECEIVED:              154,050.82       941,959.04

SERVICER ADVANCES:                      45,165.88        50,220.01

CUM NET FUNDS CAP
CARRYOVER AMOUNT WITH RESPECT TO A-6 CERTIFICATES             0.00
3 MONTH ROLLING AVERAGE OF
PRINCIPAL BALANCE OF ALL LOANS 90 OR MORE DELINQUENT          0.00

Page 3 of 5                  COPYRIGHT 1998 Bankers Trust Company














PROVIDENT BANK
HOME EQUITY LOAN TRUST
SERIES 1998-2

Statement To Certificateholders
Distribution Date:  July 27, 1998

                                             GROUP 1       GROUP 2

SCHEDULED INTEREST                        889,805.63  1,147,125.84
LIQUIDATION INTEREST                            0.00          0.00
REPURCHASE INTEREST                             0.00          0.00
STOP ADVANCE INTEREST                           0.00          0.00

ACCRUED SERVICING FEE FOR THE CURRENT PERIOD: 42,084.80  55,841.89

TOTAL SERVICING FEES DUE MASTER SERVICR:   42,084.80     55,841.89

LESS:  COMPENSATING INTEREST                    0.00       (71.94)
LESS:  DELINQUENT SERVICE FEES:           (2,092.22)    (2,424.41)

COLLECTED SERVICING FEES FOR CURRENT PERIOD:  39,992.58  53,345.54

AMOUNTS PAID TO CERTIFICATE INSURER
PURSUANT SECT 5.09(a)(i)(4) AND 5.01(a)(ii)(4)  0.00          0.00
REIMBURSEMENT AMOUNT                            0.00          0.00

PREMIUM AMOUNT PAID                             0.00          0.00
PER $1,000 OF ORIGINAL AMOUNT             0.00000000    0.00000000

REIMBURSEMENTS TO MASTER
SERVICER PURSUANT TO SECT 3.03                  0.00          0.00

INSURED PAYMENTS                                0.00          0.00
PER $1,000 OF ORIGINAL AMOUNT             0.00000000    0.00000000

TOTAL PRINCIPAL COLLECTED                 154,050.82    941,959.04
TOTAL INTEREST COLLECTED                  847,720.83  1,091,283.95

TOTAL AVAILABLE FUNDS FOR DISTRIBUTION  1,001,771.65  2,033,242.99

BASE SPREAD ACCOUNT REQUIREMENT         9,595,000.00 16,750,000.00
SPREAD ACCOUNT BALANCE BEGINNING        9,595,000.00 16,750,000.00
SPREAD ACCOUNT BALANCE ENDING           9,595,000.00 16,750,000.00

NET LIQUIDATION PROCEEDS                        0.00          0.00

OUTSTANDING CLASS INTEREST CARRYOVER SHORTFALL  0.00          0.00
OUTSTANDING CLASS A PRICIPAL SHORTFALL AMOUNT   0.00          0.00

CURRENT NET LOSSES                              0.00          0.00
CUMULATIVE NET LOSSES                           0.00          0.00

Page 4 of 5                   COPYRIGHT 1998 Bankers Trust Company








































PROVIDENT BANK
HOME EQUITY LOAN TRUST
SERIES 1998-1

Trustee Remittance Report

Distribution Date:  July 27, 1998


                                           GROUP  1        GROUP 2

SCHEDULED INTEREST                       889,805.63   1,147,125.84
LIQUIDATION INTEREST                           0.00           0.00
STOP ADVANCE INTEREST                          0.00           0.00

COMPENSATING INTEREST                          0.00        (71.94)

REIMBURSEMENTS TO MASTER
SERVICER PURSUANT TO SECT 3.03                 0.00           0.00

INSURED PAYMENTS                               0.00           0.00
PER $1,000 OF ORIGINAL AMOUNT            0.00000000     0.00000000

TOTAL PRINCIPAL COLLECTED                154,050.82     941,959.04
TOTAL INTEREST COLLECTED                 847,720.83   1,091,283.95

TOT. AVAILABLE FUNDS FOR DISTRIBUTION  1,001,771.65   2,033,242.99

O/C AMOUNT                                 3,531.17      20,543.55

OUTSTANDING CLASS INTEREST CARRYOVER SHORTFALL 0.00           0.00

OUTSTANDING CLASS A PRINCIPAL SHORTFALL AMOUNT 0.00           0.00


Page 5 of 5                   COPYRIGHT 1998 Bankers Trust Company